Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the annual report on Form 10-K of TeamUpSport Inc. for the period ended May 31, 2013 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of TeamUpSport Inc.

Dated: August 29, 2013

/s/ Richenda Rowe
Richenda Rowe
Chief Executive Officer, Chief Financial Officer and director
(Principal Executive Officer, Principal
Accounting Officer and Principal Financial Officer)